Label	Element	Value
Acuitas US Microcap Fund
Risk/Return:	rr_RiskReturnAbstract
Risk/Return [Heading]	rr_RiskReturnHeading	Acuitas US Microcap Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock
The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of microcap companies that (i) are headquartered in the United States, or (ii) generate at least 50% of their revenue from activity in the United States. For the purposes of this policy, microcap companies are those with market capitalizations of less than $1 billion at time of purchase. The Fund will invest primarily in equity securities, which may include common stock, preferred stock, depositary receipts, common and preferred stock of real estate investment trusts (“REITs”), exchange-traded funds (“ETFs”) consisting primarily of common stocks, rights, warrants, initial public offerings (“IPOs”), publicly traded partnerships, and securities convertible into common stock.